Fees Summary	Feb. 20, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,174,912,284.9
Previously Paid Amount	0
Total Fee Amount	639,179.09
Total Offset Amount	0
Net Fee	$ 639,179.09